UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010

ICON Income Fund Eight A L.P. Liquidating Trust

 (Exact Name of Registrant as Specified in Charter)

Delaware	333-54011	26-6785739
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                Regulation FD Disclosure

    On April 14, 2010, the managing trustee of the Registrant sent a letter to the Registrant's investors providing an update regarding the Rowan Halifax litigation.  A copy of the letter is attached as Exhibit 99.1.

    The information in this Report is provided under Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabililties of that section.

Item 9.01                                Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

Exhibit
Number	Description

99.1	Letter to the investors, dated April 12, 2010, which includes an update regarding the Rowan Halifax litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND EIGHT A L.P. LIQUIDATING TRUST
By: ICON CAPITAL CORP., its Managing Trustee

Dated: April 14, 2010	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer